LETTER OF TRANSMITTAL

                         OFFER TO EXCHANGE ANY OR ALL OF ITS

                    6.20% SERIES A EXCHANGE SENIOR NOTES DUE 2002
                                         FOR
                         6.20% SERIES A SENIOR NOTES DUE 2002
                                         AND
                    6.375% SERIES B EXCHANGE SENIOR NOTES DUE 2004
                                         FOR
                        6.375% SERIES B SENIOR NOTES DUE 2004

                                          OF
                               TEXAS UTILITIES COMPANY

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          THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
          ON ________, 1998 UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
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                                     Deliver To:
                         The Bank of New York, Exchange Agent

                           By Registered or Certified Mail:
                                 The Bank of New York
                                101 Barclay Street, 7E
                               New York, New York 10286
                          Attention: Reorganization Section,
                                     Theresa Gass


                                    By Facsimile:
                             (Eligible Institutions Only)
                                    (212) 815-6339

                                Confirm by Telephone:
                                    (212) 815-5942


                            By Hand or Overnight Courier:
                                 The Bank of New York
                                  101 Barclay Street
                           Corporate Trust Services Window
                                     Ground Level
                         Attention:  Reorganization Section,
                                     Theresa Gass

          Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

          The undersigned acknowledges that he or she has received and reviewed the Prospectus dated _____, 1998 (the "Prospectus") of TEXAS UTILITIES COMPANY (the "Issuer") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute (i) the Issuer's offer (the "Exchange Offer") to exchange up to $125,000,000 principal amount of any and all of its outstanding 6.20% Series A Senior Notes due 2002 ("6.20% Series A Notes") for an equal principal amount of its 6.20% Series A Exchange Senior Notes due 2002 ("Series A Exchange Notes") and any and all of its outstanding 6.375% Series B Senior Notes due 2004 ("6.375% Series B Notes") for an equal principal amount of its 6.375% Series B Exchange Senior Notes due 2004 ("Series B Exchange Notes"). Hereinafter the Series A Exchange Notes and the Series B Exchange Notes are referred to together as the New Notes, and the 6.20% Series A Notes and the 6.375% Series B Notes are referred to as the Old Notes. The New Notes have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part. Old Notes may be tendered only in the principal amount of $5,000 and integral multiples of $1,000 in excess thereof. Other capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

               This Letter of Transmittal is to be completed by a holder of Old Notes either (i) if certificates for Old Notes are to be forwarded herewith or (ii) unless an Agent's Message (as defined below) is utilized, if tenders of Old Notes are to be made by book-entry transfer into the account of The Bank of New York, as Exchange Agent (the "Exchange Agent"), at the Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer Book-Entry Transfer" section of the Prospectus. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

               The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility and received by the Exchange Agent and forming a part of a Book Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Facility tendering the Old Notes which are the subject of such Book-Entry Confirmation, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Company may enforce such agreement against such participant. The term "Holder" with respect to the Exchange Offer means (i) any person who is the beneficial owner of Senior Notes held of record by DTC, (ii) any person in whose name Senior Notes are registered on the Company's books or (iii) any other person who has obtained a properly completed assignment from a registered Holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this letter in its entirety.

                    PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                       CAREFULLY BEFORE COMPLETING THESE BOXES


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                         DESCRIPTION OF 6.20% SERIES A NOTES
     ---------------------------------------------------------------------------
         Names and                                          Principal Amount
        address(es)                                         Tendered (must be
       of Holder(s)                       Aggregate      in the amount of $5,000
     (Please fill in,     Certificate     Principal      or multiples of $1,000
         if blank)        Number(s)*       Amount         in excess thereof)**
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                         -------------------------------------------------------

                         -------------------------------------------------------

                         -------------------------------------------------------

                         -------------------------------------------------------

                         -------------------------------------------------------

                         -------------------------------------------------------

                         -------------------------------------------------------

                         -------------------------------------------------------

                              TOTAL
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          *    Need not be completed by Holders tendering by book-entry
               transfer.

          ** Unless indicated in the column labeled "Principal Amount Tendered," any tendering Holder of 6.20% Series A Notes will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount."

               If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

               The minimum permitted tender is $5,000 in principal amount of 6.20% Series A Notes. All other tenders must be in integral multiples of $1,000 in excess of $5,000.

      ----------------------------------------------------------------------

          [ ] CHECK HERE IF CERTIFICATED 6.20% SERIES A NOTES ARE ENCLOSED HEREWITH.
          [ ] CHECK HERE IF 6.20% SERIES A NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED) ONLY):
               Name of Tendering Institution_______________________________
               DTC Book-Entry Account Number_______________________________
               Transaction Code Number_____________________________________
          [ ] CHECK HERE IF 6.20% SERIES A NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):
               Name(s) of Registered Old Noteholder(s)_____________________ Date of Execution of Notice of Guaranteed Delivery__________ Window Ticket Number (if available)_________________________ Name of Institution which Guaranteed Delivery_______________ Account Number (if delivered by book-entry transfer)________

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                            SPECIAL ISSUANCE INSTRUCTIONS
                            (See Instructions 4, 5 and 6)

          To be completed ONLY (i) if certificates for 6.20% Series A Notes not exchanged, or Series A Exchange Notes issued in exchange for 6.20% Series A Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or (ii) if 6.20% Series A Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at Depository Trust Company ("DTC") other than the account from which they were tendered.


          Issue certificate(s) in the name of:


          Name_____________________________________________________________
                                    (Please Print)

          Address__________________________________________________________

          _________________________________________________________________
                                  (Include Zip Code)


          _________________________________________________________________
                     (Tax Identification or Social Security No.)


          Credit 6.20% Series A Notes not exchanged and delivered by book-entry transfer to the DTC account set forth below:


          ________________________________________
          DTC Account Number


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                            SPECIAL DELIVERY INSTRUCTIONS
                            (See Instructions 4, 5 and 6)

          To be completed ONLY if certificates for 6.20% Series A Notes not exchanged, or Series A Exchange Notes issued in exchange for 6.20% Series A Notes accepted for exchange, are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

          Mail to:

          Name_____________________________________________________________
                                    (Please Print)

          Address__________________________________________________________


          _________________________________________________________________
                                  (Include Zip Code)



          _________________________________________________________________
                     (Tax Identification or Social Security No.)






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


     ---------------------------------------------------------------------------
                         DESCRIPTION OF 6.375% SERIES B NOTES
     ---------------------------------------------------------------------------
         Names and                                          Principal Amount
        address(es)                                         Tendered (must be
       of Holder(s)                       Aggregate      in the amount of $5,000
     (Please fill in,     Certificate     Principal      or multiples of $1,000
         if blank)        Number(s)*       Amount         in excess thereof)**
     ---------------------------------------------------------------------------

                         -------------------------------------------------------

                         -------------------------------------------------------

                         -------------------------------------------------------

                         -------------------------------------------------------

                         -------------------------------------------------------

                         -------------------------------------------------------

                         -------------------------------------------------------

                         -------------------------------------------------------

                              TOTAL
     ---------------------------------------------------------------------------

          * Need not be completed by Holders tendering by book-entry transfer.

          ** Unless indicated in the column labeled "Principal Amount Tendered," any tendering Holder of 6.375% Series B Notes will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount."

               If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

               The minimum permitted tender is $5,000 in principal amount of 6.375% Series B Notes. All other tenders must be in integral multiples of $1,000 in excess of $5,000.

       ----------------------------------------------------------------------

          [ ] CHECK HERE IF CERTIFICATED 6.375% SERIES B NOTES ARE ENCLOSED HEREWITH.
          [ ] CHECK HERE IF 6.375% SERIES B NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED) ONLY):
               Name of Tendering Institution_______________________________
               DTC Book-Entry Account Number_______________________________
               Transaction Code Number_____________________________________
          [ ] CHECK HERE IF 6.375% SERIES B NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):
               Name(s) of Registered Old Noteholder(s)_____________________ Date of Execution of Notice of Guaranteed Delivery__________ Window Ticket Number (if available)_________________________ Name of Institution which Guaranteed Delivery_______________ Account Number (if delivered by book-entry transfer)________

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                            SPECIAL ISSUANCE INSTRUCTIONS
                            (See Instructions 4, 5 and 6)

          To be completed ONLY (i) if certificates for 6.375% Series B Notes not exchanged, or Series B Exchange Notes issued in exchange for 6.375% Series B Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or
          (ii) if 6.375% Series B Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at Depository Trust Company ("DTC") other than the account from which they were tendered.


          Issue certificate(s) in the name of:

          Name_____________________________________________________________
                                    (Please Print)

          Address__________________________________________________________

          _________________________________________________________________
                                  (Include Zip Code)


          _________________________________________________________________
                     (Tax Identification or Social Security No.)


          Credit 6.375% Series B Notes not exchanged and delivered by book-entry transfer to the DTC account set forth below:

          _________________________________________
          DTC Account Number

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          -----------------------------------------------------------------

                            SPECIAL DELIVERY INSTRUCTIONS
                            (See Instructions 4, 5 and 6)

          To be completed ONLY if certificates for 6.375% Series B Notes not exchanged, or Series B Exchange Notes issued in exchange for 6.375% Series B Notes accepted for exchange, are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

          Mail to:

          Name_____________________________________________________________
                                    (Please Print)


          Address__________________________________________________________

          _________________________________________________________________
                                  (Include Zip Code)


          _________________________________________________________________
                     (Tax Identification or Social Security No.)





          -----------------------------------------------------------------

          Ladies and Gentlemen:

               Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the principal amount of Old Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to the Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuer) with respect to the tendered Old Notes with full power of substitution to (i) deliver certificates for such Old Notes, or transfer ownership of such Old Notes on the account books maintained by DTC, to the Issuer and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuer and
          (ii) present such Old Notes for transfer on the books of the Issuer and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

               The undersigned hereby represents and warrants that he or she has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Issuer. The undersigned hereby further represents that (i) any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not the undersigned, (ii) neither the undersigned nor any such other person is engaging in or intends to engage in a distribution of the New Notes, (iii) neither the Holder nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes and (iv) neither the Holder nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Issuer.

               The undersigned also acknowledges that this Exchange Offer is being made in reliance upon interpretations contained in letters issued to third parties by the staff of the Securities and Exchange Commission (the "SEC") that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is an "affiliate" of the Issuer within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such Holders' business and such Holders are not engaging in and do not intend to engage in a distribution of the New Notes and have no arrangement or understanding with any person to participate in a distribution of such New Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

               The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the assignment, transfer and purchase of the Old Notes tendered hereby.

               For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted validly tendered Old Notes when, as and if the Issuer has given oral or written notice thereof to the Exchange Agent.

               If any Old Notes tendered in certificated form are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Notes will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date. If any Old Notes tendered in book-entry form are not accepted for exchange pursuant to the Exchange Offer for any reason, such unaccepted Old Notes will be returned by credit to the tendering account or to a different account as may be indicated herein under "Special Issuance Instructions" as promptly as practicable after the Expiration Date.

               All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

               The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption THE EXCHANGE OFFER "Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer.

               Unless otherwise indicated under "Special Issuance Instructions," please issue the certificates representing the New Notes issued in exchange for certificated Old Notes accepted for exchange and return any certificated Old Notes not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the New Notes issued in exchange for the certificated Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Notes issued in exchange for the certificated Old Notes accepted for exchange in the name(s) of, and return any certificated Old Notes not tendered or not exchanged and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Issuer has no obligation pursuant to the "Special Payment Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered Holder(s) thereof if the Issuer does not accept for exchange any of the Old Notes so tendered.

               Holders of Old Notes in certificated form who wish to tender their Old Notes and (i) whose Old Notes are not immediately available, or (ii) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date (or who cannot comply with the book-entry transfer procedure on a timely basis), may tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer Guaranteed Delivery Procedures." See Instruction 1 regarding the completion of this Letter of Transmittal, printed below.

                           PLEASE SIGN HERE WHETHER OR NOT
                    OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY

          X
          -------------------------------------        -------------------
                                                              Date

          X
          -------------------------------------        -------------------
             Signature(s) of Holder(s)                        Date
              or Authorized Signatory

          Area Code and Telephone Number:
                                           --------------------------------

               The above lines must be signed by the beneficial owners of the Old Notes or, in the case of certificated Old Notes, by the registered Holder(s) of Old Notes as their name(s) appear(s) on the Old Notes or by person(s) authorized to become registered Holder(s) by a properly completed assignment from the registered Holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relate are held of record by two or more joint Holders, then all such Holders must sign this Letter of Transmittal. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Issuer, submit evidence satisfactory to the Issuer of such person's authority so to act. See Instruction 4 regarding the completion of this Letter of Transmittal, printed below.


          Name(s):_________________________________________________________

          _________________________________________________________________
                                    (Please Print)


          Capacity: _______________________________________________________

          Address:  _______________________________________________________

                   _______________________________________________________
                                  (Include Zip Code)


                    Signature(s) Guaranteed by an Eligible Institution (as hereinafter defined):
                    (If required by Instruction 4)

                    _______________________________________________________
                     (Name of Eligible Institution Guaranteeing Signatures)

                    By_____________________________________________________
                                (Authorized Signature)

                      _____________________________________________________
                                    (Printed Name)

                      _____________________________________________________
                                       (Title)



                    Dated: _________________, 1998

                                     INSTRUCTIONS

            FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER


               1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES. The tendered Old Notes or any confirmation of a book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Letter of Transmittal or Old Notes should be sent to the Issuer.

               Holders of Old Notes in certificated form who wish to tender their Old Notes and (i) whose Old Notes are not immediately available, or (ii) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth below. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Old Notes, the certificate number or numbers of such Old Notes and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile hereof) together with the certificate(s) representing the Old Notes (or a Book-Entry Confirmation) and any other required documents will be deposited by the Eligible Institution (as hereinafter defined) with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or facsimile hereof), as well as all other documents required by this Letter of Transmittal and the certificates(s) representing all tendered Old Notes (or a Book-Entry Confirmation) in proper form for transfer, must be received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange Offer Guaranteed Delivery Procedures." Any Holder of Old Notes who wishes to tender his Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above.

               All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Old Notes and withdrawal of tendered Old Notes will be determined by the Issuer in its sole discretion, which determination will be final and binding. The Issuer reserves the absolute right to reject any and all Old Notes of either series not properly tendered or any Old Notes the Issuer's acceptance of which would, in the opinion of counsel for the Issuer, be unlawful. The Issuer also reserves the right to waive any irregularities or conditions of tender as to particular Old Notes. The Issuer's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Issuer shall determine. Neither the Issuer, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders of Old Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

               2. TENDER BY HOLDER. Any beneficial owner of Old Notes who is not the registered Holder and who wishes to tender should
          (i) execute and deliver this Letter of Transmittal and instruct his or her securities intermediary to tender his Old Notes for exchange or (ii) if such Old Notes are in certificated form, prior to completing and executing this Letter of Transmittal and delivering his Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such Holder's name or obtain a properly completed assignment from the registered Holder.

               3. PARTIAL TENDERS. Tenders of Old Notes will be accepted only in the principal amount of $5,000 and integral multiples of $1,000. If less than the entire principal amount of any Old Notes is tendered, the tendering Holder should fill in the principal amount tendered in the third column of the box entitled "Description of 6.20% Series A Notes" or "Description of 6.375% Series B Notes" above, as the case may be. The entire principal amount of certificated Old Notes of either series delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of any certificated Old Note of either series is not tendered, then a certificate for the principal amount not tendered and a certificate or certificates representing New Notes issued in exchange for any Old Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Old Notes are accepted for exchange.

               4. SIGNATURES ON THE LETTER OF TRANSMITTAL; ASSIGNMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or facsimile hereof) is signed by the record Holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever.

               If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder or Holders of Old Notes tendered and the certificate or certificates for New Notes issued in exchange therefor is to be issued (or any untendered principal amount of Old Notes is to be reissued) to the registered Holder, the said Holder need not and should not endorse any tendered Old Notes, nor provide a separate assignment. In any other case, such Holder must either properly endorse the Old Notes tendered or transmit a properly completed separate assignment with this Letter of Transmittal, with the signatures on the endorsement or assignment guaranteed by an Eligible Institution.

               If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder or Holders of any certificated Old Notes listed, such Old Notes must be endorsed or accompanied by appropriate assignments, in each case signed as the name of the registered Holder or Holders appears on the Old Notes.

               If this Letter of Transmittal (or facsimile hereof) or any Old Notes or assignments are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuers, evidence satisfactory to the Issuers of their authority so to act must be submitted with this Letter of Transmittal.

               Endorsements on certificated Old Notes or signatures on assignments required by this Instruction 4 must be guaranteed by an Eligible Institution.

               Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a participant in a recognized Signature Guarantee Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes tendered herewith and such Holder(s) have not completed the box set forth herein entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions," or (b) if such Old Notes are tendered for the account of an Eligible Institution.

               5. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. Tendering Holders of certificated Old Notes should indicate, in the applicable box or boxes, the name and address to which New Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

               6. TRANSFER TAXES. The Issuer will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, certificates representing New Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes in certificated form are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or on any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

               Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

               7. WAIVER OF CONDITIONS. The Issuer reserves the absolute right to amend, waive or modify specified conditions in the Exchange Offer in the case of any Old Notes tendered.

               8. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. Any tendering Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

               9.   REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.
          Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, nominee or other securities intermediary for assistance concerning the Exchange Offer.

              10. IMPORTANT TAX INFORMATION. Holders who have not previously furnished a taxpayer identification number to the Paying Agent for the Old Notes, should furnish such information to the Exchange Agent on Substitute Form W-9. A copy of such form may be obtained from the Exchange Agent.


                            (DO NOT WRITE IN SPACE BELOW)

                  ==================================================
                       Certificate     Old Notes   Old Notes
                       Surrendered     Tendered     Accepted
                  --------------------------------------------------

                  --------------------------------------------------

                  ==================================================



          Delivery Prepared by_______________ Checked By_______ Date_______

                          NOTICE OF GUARANTEED DELIVERY FOR

                               TEXAS UTILITIES COMPANY


               This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Texas Utilities Company (the "Issuer") made pursuant to the Prospectus, dated ______, 1998 (the "Prospectus"), if certificates for Old Notes of the Issuer are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, facsimile transmission, mail or hand delivery to The Bank of New York (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

                                     Deliver To:
                         The Bank of New York, Exchange Agent


                           By Registered or Certified Mail:
                                 The Bank of New York
                                101 Barclay Street, 7E
                               New York, New York 10286
                          Attention: Reorganization Section,
                                     Theresa Gass


                                    By Facsimile:
                             (Eligible Institutions Only)
                                    (212) 815-6339

                                Confirm by Telephone:
                                    (212) 815-5942

                            By Hand or Overnight Courier:
                                 The Bank of New York
                                  101 Barclay Street
                           Corporate Trust Services Window
                                     Ground Level
                          Attention: Reorganization Section,
                                     Theresa Gass


               Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

          Ladies and Gentlemen:

               Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Issuer the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in THE EXCHANGE OFFER "Guaranteed Delivery Procedures" section of the Prospectus. By so tendering, the undersigned hereby does make, at and as of the date hereof, the representations and warranties of a tendering holder of Old Notes set forth in the Letter of Transmittal.



          -----------------------------------------------------------------

          Principal Amount of 6.20% Series A Notes Tendered:*

          $__________________________________


          Certificate Nos. (if available):

          ___________________________________


          Total Principal Amount Represented by 6.20% Series A Notes Certificate(s):

          $__________________________________

          -----------------------------------------------------------------



          -----------------------------------------------------------------

          If 6.20% Series A Notes will be delivered by book-entry transfer to the Depository Trust Company, provide account number.

          Account
          Number____________________________________________________


          -----------------------------------------------------------------


          * Must be in denominations of $5,000 principal amount and integral multiples of $1,000 in excess thereof.

          -----------------------------------------------------------------

          Principal Amount of 6.375% Series B Notes Tendered:*

          $__________________________________


          Certificate Nos. (if available):

          ___________________________________

          Total Principal Amount Represented by 6.375% Series B Notes Certificate(s):


          $__________________________________

          -----------------------------------------------------------------



          -----------------------------------------------------------------

          If 6.375% Series B Notes will be delivered by book-entry transfer to the Depository Trust Company, provide account number.


          Account Number___________________________________________________

          -----------------------------------------------------------------


          * Must be in denominations of $5,000 principal amount and integral multiples of $1,000 in excess thereof.


          -----------------------------------------------------------------


               All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

          -----------------------------------------------------------------
                                   PLEASE SIGN HERE

          X
          -------------------------------------             -------------

          X
          -------------------------------------             -------------
                    Signatures of Owner(s)                       Date
                    or Authorized Signatory

               Area Code and Telephone
               Number:  _____________________

               Must be signed by the Holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered Holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                         Please print name(s) and address(es)

          Name(s):  _______________________________________________________

                    _______________________________________________________

                    _______________________________________________________

          Capacity: _______________________________________________________

          Address(es): ____________________________________________________

                    _______________________________________________________

                                      GUARANTEE

               The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an officer or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form or transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer Guaranteed Delivery Procedures" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than five New York Stock Exchange trading days after the Expiration Date.


          ______________________________     ______________________________
                   Name of Firm                   Authorized Signature


          ______________________________     ______________________________
                     Address                              Title


          ______________________________     Name:_________________________
                                Zip Code            (Please Type or Print)


          Area Code
           and Tel. No. ________________     Dated:________________________

          NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.